UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): September 1, 2005


                                                             IRS Employer
Commission     Registrant; State of Incorporation;           Identification
File Number    Address; and Telephone Number                 Number
-----------    ---------------------------------------       -------------------

1-13739        UNISOURCE ENERGY CORPORATION                  86-0786732
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

1-5924         TUCSON ELECTRIC POWER COMPANY                 86-0062700
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d)- DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
-----------------------------------------------------------------------
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
---------------------------------------------


On September 1, 2005, the Boards of Directors of UniSource Energy and Tucson Electric Power Company (TEP), elected two new members, Barbara Baumann and Dr. Joaquin Ruiz. Ms. Baumann is a former BP Amoco executive who owns and operates an energy consulting firm. Dr. Ruiz serves as Dean of the University of Arizona's College of Science. The Corporate Governance and Nominating Committee of the UniSource Energy Board of Directors has determined that Ms. Baumann and Dr. Ruiz qualify as independent directors under rule 303A.02 of the New York Stock Exchange.

BARBARA BAUMANN

 Ms. Baumann is president and owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and private equity managers with assets in the oil and gas business. She previously served nearly two decades at BP Amoco, rising to the level of Commercial Operations Manager for the Western Business Unit of the energy and chemical company.

After leaving BP Amoco in 1999, Ms. Baumann served four years as executive vice president of Associated Energy Managers, LLC, the Denver-based general partner of an energy-related private equity fund. She also serves on the Board of Directors of St. Mary Land & Exploration (NYSE: SM), which is engaged in domestic natural gas and crude oil exploration, development, acquisition and production.

Ms. Bauman will serve on the Audit, Compensation and Finance Committees of the UniSource Energy Board of Directors. She will also serve on the TEP Board of Directors.

JOAQUIN RUIZ

Dr. Ruiz is Dean of the College of Science and a professor of geosciences at the University of Arizona. After serving a decade as an assistant and associate professor of geosciences at the university, he became a full professor of geosciences in 1993 and went on to head that nationally-renowned department from 1995 through his appointment to dean in 2000.

Dr. Ruiz's work has addressed the development of new isotope systems for studying ore deposits and the tectonic processes involved in the growth and evolution of Mexico. He is an associate editor of the American Journal of Science, a member of the National Research Council's Committee on Natural Resources and the Insituto Nacional de Astronomia in Mexico, and a board member of Center to Improve Diversity in Earth Systems Sciences, Inc.

Dr. Ruiz will serve on the Finance Committee and the Environmental, Safety & Security Committee of the UniSource Energy Board of Directors. He will also serve on the TEP Board of Directors.

                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








Date: September 2, 2005              UNISOURCE ENERGY CORPORATION
                                  ------------------------------------
                                              (Registrant)


                                        /s/ Kevin P. Larson
                                  ------------------------------------
                                     Vice President and Principal
                                           Financial Officer


Date: September 2, 2005              TUCSON ELECTRIC POWER COMPANY
                                  ------------------------------------
                                              (Registrant)


                                           /s/ Kevin P. Larson
                                  ------------------------------------
                                     Vice President and Principal
                                           Financial Officer